SECOND AMENDMENT

As of December 14, 2006

THIS SECOND AMENDMENT (this "**Second Amendment**") is made to the:

(a) July 10, 2006 Secured Promissory Note (the "**DSSF Note**") among **DEERFIELD SPECIAL SITUATIONS FUND, L.P.**, a Delaware limited partnership ("**DSSF**") and **FAMILYMEDS GROUP, INC. f/k/a DRUGMAX, INC.** (the "**Borrower**"), a Nevada corporation;

(b) July 10, 2006 Secured Promissory Note (the "**DSSIL Note**" and collectively with the DSSF Note, the "**Note**") among **Deerfield Special Situations Fund International Limited**, a British Virgin Islands company ("**DSSIL**") and Borrower;

(c) the Investor Rights Agreement dated as of June 23, 2006 by and among DSSF and DDIL (collectively, the "**Lender**") and Borrower (the "**Investor Rights Agreement**"); and

(d) the First Amendment dated as of October 11, 2006 by and among the Lender and Borrower (the "**First Amendment**").

RECITALS:

Under the terms of the Note, the Borrower must make the December 1, 2006 principal payment in cash. Borrower currently wishes to make such payment in shares.

AGREEMENTS:

In consideration of the mutual covenants contained herein and benefits to be derived herefrom, it is hereby agreed as follows:

1. **Amendment to Note.** (a) The Note is hereby amended by adding the following immediately prior to Section 5 thereof:

Principal Payment in Stock. In lieu of making the December 1, 2006 principal payment in cash, Borrower may issue and deliver to Lender a number of shares of common stock, par value $0.001 per share, of Borrower ("**Common Stock**") equal to 269,059 (the "**Principal Shares**"). Notwithstanding the foregoing, in no event may Borrower make such principal payment hereunder in shares of Common Stock after the occurrence of an Event of Default (as defined in the Note).

(b) Borrower shall promptly instruct its transfer agent to deliver to Lender a certificate representing the total number of Principal Shares. Lender hereby waives any late fees or penalties regarding such December 1, 2006 principal payment so long as such shares are issued within 5 business days of the date of this Second Amendment.

(c) The parties hereto agree that the certificate representing the Principal Shares to be issued hereunder shall contain a customary transfer legend in substantially the following format:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SIMILAR SECURITIES STATUTE. THIS CERTIFICATE MAY ONLY BE TRANSFERRED UPON REGISTRATION OF THE SHARES UNDER THE

FOREGOING ACT AND APPLICABLE REGULATIONS ADOPTED THEREUNDER OR UPON THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

2. **Amendment to Investor Rights Agreement.**

(a) Principal Shares. In addition to the amendments to the Investor Rights Agreement set forth in the First Amendment, the definition of "**Registrable Securities**" in the Investor Rights Agreement is hereby amended to include all of the Principal Shares (as defined in Section 1(a) of this Second Amendment). Borrower shall file a Form S-3 Registration Statement with the Securities and Exchange Commission ("**SEC**") to register the Principal Shares. The definition of "**Filing Date**" for purposes of the Principal Shares shall be the date that is five business days following the date of this Second Amendment and the definition of "**Effective Date**" for purposes of the Principal Shares shall be the date that is 60 days after such Filing Date; provided, however, that the parties agree that, notwithstanding anything to the contrary, Borrower shall not file such registration statement until after Borrower has issued the certificates representing the Principal Shares. The Borrower shall use its reasonable best efforts to keep such registration statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Principal Shares have been sold pursuant to a registration statement and (ii) the date on which the Principal Shares (in the opinion of counsel to Lender and acceptable to legal counsel for the Borrower) may be immediately sold without restriction (including without limitation as to volume restrictions by each holder thereof) and without registration under the Securities Act (the "**Registration Period**"). All of the rights and obligations of the parties contained in Sections 3 through 11 of the Investor Rights Agreement shall apply to the Principal Shares as modified by this paragraph.

(b) Penalty.If the Registration Statement is not filed by the Filing Date or declared effective by the Effective Date, each as defined in Section 2(a) above (each such occurrence, a "**Penalty Event**"), then the Borrower shall issue Penalty Shares (defined below) to the Lender per 60-day period following the Penalty Event that the Registration Statement has not been filed and/or that the Effective Date has not occurred. Such Penalty Shares shall be due within five days of the end of each 60-day period. The Registration Statement shall be appropriately revised, and/or amended promptly following each such 60-day period, as appropriate, to include for resale such Penalty Shares. "**Penalty Shares**" shall mean the number of shares of Common Stock equal to $20,000, divided by the average closing price of the Common Stock for the 10 trading days prior to the end of each such 60 day period (including the last trading day of such period). Notwithstanding anything herein to the contrary, the Borrower shall not issue to the Lender any Penalty Shares (i) beyond the date on which the Principal Shares (in the opinion of counsel to Lender) may be immediately sold without restriction (including without limitation as to volume restrictions by each holder thereof) and without registration under the Securities Act, and (ii) to the extent that the Lender would beneficially own in excess of 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. If the Lender would beneficially own in excess of 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance, and the Principal Shares (in the opinion of counsel to Lender) may not be immediately sold without restriction (including without limitation as to volume restrictions by each holder thereof) and without registration under the Securities Act, then Borrower shall pay to Lender an amount in U.S. Dollars equal to the value of the number of Penalty Shares then otherwise due.

3. **Representations.**

Each Lender hereby represents and warrants to Borrower that:

(a) It is acquiring the shares for its own account and not with a view to, or for sale in

connection with, any distribution thereof, nor with the intention of distributing or reselling the same and such Lender has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof; provided, however, that by making the representation herein, such Lender does not agree to hold any of the securities for any minimum or other specific term (except as contemplated hereby) and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act of 1933, as amended (the "**Securities Act**");

(b) It is aware that none of the shares have been registered under the Securities Act or under applicable state securities or blue sky laws;

(c) It is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act;

(d) Either alone or together with its representatives, it has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the shares, has so evaluated the merits and risks of such investment and is able to bear the economic risk of an investment in the shares and, at the present time, is able to afford a complete loss of such investment; and

(e) It has been afforded (i) the opportunity to ask questions as it has deemed necessary of, and to receive answers from, representatives of the Borrower concerning the terms and conditions of the offering of the shares and the merits and risks of investing in the shares; (ii) access to information about the Borrower and its subsidiaries and their respective financial condition, results of operations, businesses, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Borrower possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

4. **Miscellaneous**.

(a) This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one agreement. Signature pages with facsimile signatures may be treated as originals.

(b) This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c) Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Second Amendment.

(d) Except as expressly amended hereby, the Note, the Investor Rights Agreement and the First Amendment shall continue to be, and shall remain, unaltered and in full force and effect in accordance with their terms. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Note, the Investor Rights Agreement, the First Amendment or any other document executed in connection therewith, the terms and provisions hereof shall control.

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